DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN (Amended and Restated Effective as of November 21, 2017) 1. Purposes of the Plan The purposes of the Plan are to aid the Company in (a) attracting, retaining and motivating highly qualified key employees and officers of the Company and its Subsidiaries, (b) promoting the long-term success of the Company and its Subsidiaries and (c) increasing stockholder value by providing eligible key employees and officers with incentives to contribute to the long-term growth and profitability of the Company through the grant of equity-based awards. 2. Definitions and Rules of Construction (a) Definitions. For purposes of the Plan, the following capitalized words shall have the meanings set forth below: “Amended Effective Date” means the date on which the Plan is approved by the stockholders of the Company at the 2017 annual meeting. “Award” means, individually or collectively, a grant under the Plan of an Option, Restricted Share, Restricted Share Unit, Performance Share, Performance Share Unit, Stock Appreciation Right or Other Award. “Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant. “Board” means the Board of Directors of the Company, as constituted from time to time. “Change in Control” means any of the following with respect to the Company: (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations promulgated thereunder) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 20% of the total outstanding voting stock of the Company, excluding, however, (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; or (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; Exhibit 10.4*

2 (ii) the individuals who constitute the Board as of the Amended Effective Date (the “Incumbent Board”) cease to constitute a majority of the Board; provided, however, (1) that if the nomination or election of any new director of the Company was approved by a majority of the Incumbent Board, such new director shall be deemed a member of the Incumbent Board and (2) that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or as a result of a solicitation of proxies or consents by or on behalf of any “person” or “group” identified in clause (i) above; (iii) a reorganization of the Company or the Company consolidates with, or merges with or into another person or entity or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any person or entity consolidates with or merges with or into the Company; provided, however, that any such transaction shall not constitute a Change in Control if (1) the shareholders of the Company immediately before such transaction own, directly or indirectly, immediately following such transaction in excess of 50% of the combined voting power of the outstanding voting securities of the corporation or other person or entity resulting from such transaction, (2) no “person” or “group” owns 20% or more of the outstanding voting securities of the corporation or other person or entity resulting from such transaction, and (3) a majority of the Incumbent Board remains; or (iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; provided, however, that if any Award is determined to constitute nonqualified deferred compensation subject to Section 409A of the Code, to ensure compliance with the requirements of Section 409A of the Code with respect to such Award, an event shall not constitute a Change in Control unless such event also constitutes a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of a Company’s assets, in each case, within the meaning of Section 409A of the Code. “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations promulgated thereunder. “Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan, which committee shall meet the requirements of Section 162(m) of the Code, Section 16(b) of the Exchange Act and the applicable rules of the New York Stock Exchange; provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code and Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify.

3 “Common Stock” means the common stock of the Company, par value $0.333 per share, or such other class of share or other securities as may be applicable under Section 13(b) of the Plan. “Company” means Dycom Industries, Inc., a Florida corporation, or any successor to substantially all of its business. “Eligible Individual” means an individual described in Section 4(a) of the Plan. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology established by the Committee in compliance with the requirements of Section 409A of the Code. In the absence of any alternative valuation methodology established by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on the New York Stock Exchange or such other national securities exchange but is regularly quoted on an automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the mean of the high bid and low quoted asked prices as reported on said composite tape or automated system for the most recent day during which such information exists) as reported in The Wall Street Journal or such other source as the Committee deems reliable. “Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto. “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option. “Option” means an Incentive Stock Option, Nonqualified Stock Option or any other type of option granted pursuant to Section 7 of the Plan. “Original Effective Date” means November 21, 2012. “Other Award” means any form of Award other than an Option, Restricted Share, Restricted Share Unit, Performance Share, Performance Share Unit or Stock Appreciation Right granted pursuant to Section 11 of the Plan. “Participant” means an Eligible Individual who has been granted an Award under the Plan. “Performance Period” means the period established by the Committee and set forth in the applicable Award Document over which the attainment of Performance Targets are measured.

4 “Performance Share” means a right to receive a Target Number of shares of Common Stock granted pursuant to Section 9 of the Plan. “Performance Share Unit” means a right to receive a Target Number of shares of Common Stock (or cash equivalent, if applicable) granted pursuant to Section 9 of the Plan. “Performance Target” means the performance goals established by the Committee from among the performance measures provided in Annex A hereof and prescribed in the applicable Award Document. “Plan” means the Dycom Industries, Inc. 2012 Long-Term Incentive Plan as amended from time to time. “Plan Limit” shall have the meaning set forth in Section 5(a) of the Plan. “Repricing” means (i) amending the terms of an Option or Stock Appreciation Right after its grant date to reduce its exercise price or grant price; (ii) canceling an Option or Stock Appreciation Right at a time when its exercise price or grant price is equal to or greater than the Fair Market Value of the underlying Common Stock in exchange for another Option or Stock Appreciation Right; or (iii) any action that is treated as a repricing of an Option or Stock Appreciation Right under generally accepted accounting principles or any applicable laws, rules or regulations. “Restricted Share” means a share of Common Stock granted or sold pursuant to Section 8 of the Plan. “Restricted Share Unit” means a right to receive a share of Common Stock (or cash equivalent, if applicable) granted pursuant to Section 8 of the Plan. “Stock Appreciation Right” means a right to receive all or some portion of the appreciation on shares of Common Stock granted pursuant to Section 10 of the Plan. “Subsidiary” means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code. “Substitute Award” means any Award granted upon assumption of, or in substitution or exchange for, outstanding employee equity awards previously granted by a company or other entity acquired by the Company in connection with a corporate transaction or with which the Company combines pursuant to the terms of an equity compensation plan that was approved by the stockholders of such company or other entity.

5 “Target Number” means the target number of shares of Common Stock (or cash equivalent, if applicable) established by the Committee and prescribed in the applicable Award Document. “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable. (b) Rules of Construction. The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Any determinations, approvals or actions that are performed or taken by the Board or the Committee (or its delegates) in connection with the Plan shall be deemed to be performed in the sole discretion of such entity or person. Unless the text indicates otherwise, references to sections are to sections of the Plan. 3. Administration (a) Committee. The Plan shall be administered by the Committee, no member of which shall be eligible to participate in the Plan. (b) Powers and Responsibility. The Committee shall have full power and authority, subject to the express provisions hereof, to: (i) select the Participants from the Eligible Individuals; (ii) grant Awards in accordance with the Plan; (iii) determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award; (iv) determine the terms and conditions of each Award, including, without limitation, those related to term, methods of exercise, vesting, forfeiture, payment, settlement, Performance Periods, Performance Targets and exercisability, and the effect or occurrence, if any, of a Participant’s termination of employment, separation from service or leave of absence with the Company or any of its Subsidiaries or a Change in Control of the Company; (v) subject to Sections 20 and 23 of the Plan, amend the terms and conditions of an Award after the granting thereof; (vi) specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards; (vii) make factual determinations in connection with the administration or interpretation of the Plan; (viii) establish, amend, waive and rescind administrative regulations, rules and procedures relating to the Plan;

6 (ix) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; (x) correct any defects, supply any omission or reconcile any inconsistency in any Award Document or the Plan; (xi) vary the terms of Awards to take account of tax, securities law and other regulatory requirements; and (xii) make all other determinations and take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document. (c) Plan Construction and Interpretation. The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan and any Award Document delivered under the Plan. (d) Determinations of Committee Final and Binding. All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein. (e) Delegation of Authority. To the extent not prohibited by applicable laws, rules and regulations, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees thereof or other persons or groups of persons as it deems necessary, appropriate or advisable under such conditions or limitations as it may set at the time of such delegation or thereafter; provided, however, that the Committee may not delegate its authority (i) to make Awards to individuals (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) of the Code or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) pursuant to Section 20 of the Plan. For purposes of the Plan, reference to the Committee shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Committee delegates authority pursuant to this Section 3(e). (f) Liability of Committee. Subject to applicable laws, rules and regulations, no member of the Board or Committee, or any officer or employee of the Company to whom any duties or responsibilities are delegated hereunder shall be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan in the manner provided in the Company’s Restated Articles of Incorporation or any relevant indemnification agreement between the Company and such person. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party the Committee deems

7 necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice. (g) Action by the Board. Anything in the Plan to the contrary notwithstanding, subject to applicable laws, rules and regulations, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. 4. Eligibility (a) Eligible Individuals. Only officers and employees of the Company or any of its Subsidiaries or any individual who has accepted an offer of employment with the Company or any of its Subsidiaries as an officer or employee shall be eligible to participate in the Plan and to receive Awards under the Plan. Members of the Committee shall not be eligible to participate in the Plan. (b) Grants to Participants. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time. 5. Common Stock Subject to the Plan (a) Plan Limit. Subject to adjustment in accordance with Section 13(b) of the Plan, the maximum number of shares of Common Stock which may be awarded for all purposes under the Plan shall be 3,865,000 shares (the “Plan Limit”). Shares of Common Stock to be issued under the Plan may be authorized and unissued shares, issued shares that have been reacquired by the Company (in the open market or in private transactions) and that are being held in treasury, or a combination thereof. All of the shares of Common Stock subject to the Plan Limit may be issued pursuant to Incentive Stock Options. (b) Rules Applicable to Determining Shares Available for Issuance. The number of shares of Common Stock remaining available for issuance under the Plan will be reduced by the number of shares of Common Stock subject to outstanding Awards and, for Awards that are not denominated by shares, by the number of shares actually delivered upon settlement or payment of the Award; provided, however, that, notwithstanding the above, for every one share of Common Stock issued in respect of an award of (i) Restricted Shares, (ii) Restricted Share Units, (iii) Performance Shares, (iv) Performance Share Units or (v) Other Awards, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one share. For purposes of determining the number of shares of Common Stock that remain available for issuance under the Plan, (i) the number of shares that are tendered by a Participant or withheld by the Company to pay the exercise price of an Award or to satisfy the Participant’s tax withholding obligations in connection with the exercise or settlement of an Award and (ii) all of the shares covered by a stock-settled Stock Appreciation Right to the extent exercised, will not be added back to the Plan Limit. In addition, for purposes of determining the number of shares of Common Stock that remain available for issuance under the Plan, the number of shares

8 corresponding to Awards under the Plan that are forfeited or cancelled or otherwise expire for any reason without having been exercised or settled or that are settled through issuance of consideration other than shares of Common Stock (including, without limitation, cash) shall be added back to the Plan Limit and again be available for the grant of Awards; provided, however, that this provision shall not be applicable with respect to (i) the cancellation of a Stock Appreciation Right granted in tandem with an Option upon the exercise of the Option or (ii) the cancellation of an Option granted in tandem with a Stock Appreciation Right upon the exercise of the Stock Appreciation Right. (c) Special Limits. Anything to the contrary in Section 5(a) of the Plan notwithstanding, but subject to Section 13(b) of the Plan, the following special limits shall apply to shares of Common Stock available for Awards under the Plan: (i) The maximum number of shares of Common Stock that may be subject to Awards, including, without limitation, Incentive Stock Options, granted to any Eligible Individual in any calendar year shall equal 400,000 shares, plus any shares which were available under this Section 5(c)(i) for Awards to such Eligible Individual in any prior calendar year but which were not covered by such Awards, and the maximum dollar amount of Awards denominated in cash that may be granted to any Eligible Individual in any calendar year is $3 million. (ii) In no event will the number of shares of Common Stock issued in connection with the grant of Awards exceed the Plan Limit, as in effect on the Amended Effective Date. (d) Substitute Awards. To the extent not prohibited by applicable laws, rules and regulations, any shares of Common Stock underlying Substitute Awards shall not be counted against the number of shares remaining for issuance and shall not be subject to Section 5(c) of the Plan. 6. Awards in General (a) Types of Awards. Awards under the Plan may consist of Options, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, Stock Appreciation Rights and Other Awards. Any Award described in Sections 7 through 11 of the Plan may be granted singly or in combination or tandem with any other Awards, as the Committee may determine. Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity. (b) Terms Set Forth in Award Document. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which shall contain terms and conditions not inconsistent with the Plan. Notwithstanding the foregoing, and subject to applicable laws, rules and regulations, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Award first becomes exercisable. The terms of Awards may vary among Participants

9 and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary. (c) Termination of Employment; Change in Control. (i) The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment with the Company or any of its Subsidiaries. Subject to applicable laws, rules and regulations, in connection with a Participant’s termination of employment, the Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award. (ii) Subject to the terms and conditions of the Plan and any Award Document, the Committee shall have full authority to determine the effect, if any, of a Change in Control of the Company on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time, including, without limitation, to (A) terminate or cancel any outstanding Award in exchange for a cash payment (including, if as of the date of the Change in Control, the Committee determines that no amount would have been realized upon the exercise of the Award, then the Award may be cancelled by the Company without payment of consideration) or (B) provide for the assumption, substitution, replacement or continuation of any Award by a successor or surviving entity (or a parent or subsidiary thereof) with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving entity (or a parent or subsidiary thereof). (d) Minimum Vesting. Subject to Section 6(c) above, except with respect to Awards representing no more than five percent (5%) of the total number of shares of Common Stock available for issuance under the Plan, no portion of an Award may be scheduled to vest prior to the first anniversary of the date of grant. (e) Award Exercisable Only by Participant. During the lifetime of a Participant, an Award shall be exercisable only by the Participant. The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award. (f) Rights of a Stockholder. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13(b) of the Plan. (g) Limitation on Exercise and Settlement. An Award may not be exercised or settled and no shares of Common Stock may be issued in connection with an Award unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state “blue sky” laws, or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available. (h) Performance-Based Awards. (i) The Committee may determine whether any Award under the Plan is intended to be “qualified performance-based compensation” as

10 defined in Treasury Regulation Section 1.162-27(e) or any successor provision. Any such Awards designated to be “qualified performance-based compensation” shall be conditioned on the achievement of one or more Performance Targets, to the extent required by Section 162(m) of the Code. The Performance Targets will be comprised of specified levels of one or more of the performance measures set forth on Annex A hereto as the Committee deems appropriate. The Performance Targets may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division or business unit) or measured relative to selected peer companies or a market index. At the time of grant, the Committee may provide for adjustments to the performance measures in accordance with Section 162(m) of the Code. In addition, for Awards not intended to qualify as “qualified performance-based compensation”, the Committee may establish performance goals based on other criteria as it deems appropriate. (ii) The Participants will be designated, and the applicable Performance Targets will be established, by the Committee within 90 days following the commencement of the applicable Performance Period (or such earlier or later date permitted or required by Section 162(m) of the Code). Any payment of an Award granted with Performance Targets shall be conditioned on the written certification of the Committee in each case that the Performance Targets and any other material conditions were satisfied. The Committee retains the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period. (i) Dividends and Dividend Equivalents. The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends with respect to an outstanding Award (other than an Option or a Stock Appreciation Right), which payments shall accrue and be paid or distributed only upon the vesting or subsequent settlement of an Award or shall be deemed to have been reinvested in shares of Common Stock (which shall be subject to the same forfeiture terms and vesting schedule as the corresponding Award), and can be made in shares, cash or a combination thereof, as the Committee shall determine; provided, however, that the terms of any payment or reinvestment of dividends must comply with all applicable laws, rules and regulations, including, without limitation, Section 409A of the Code. Dividend equivalent rights granted as a component of an Award which vests or is earned based upon the achievement of Performance Targets shall not vest unless such Performance Targets for the underlying Award are achieved. 7. Terms and Conditions of Options (a) General. The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options, Nonqualified Stock Options or any other type of Option which may exist from time to time. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option (or other type of Option, as applicable), and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. At the time of grant of an Option, the Committee shall, in its discretion, establish a

11 Vesting Period during which the forfeiture provisions may lapse. The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c), such Vesting Period shall be not less than three years. (b) Exercise Price. The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant. In no event shall the exercise price of an Option be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the exercise price of a Substitute Award granted as an Option shall be determined in accordance with Section 409A of the Code and may be less than 100% of the Fair Market Value. (c) Term. An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the 10th anniversary of the date of grant of such Option. (d) Exercise; Payment of Exercise Price. Options shall be exercised in whole or in part by delivery of a notice of exercise in a form approved by the Company. Subject to the provisions of the applicable Award Document, payment of the exercise price of an Option shall be made (i) in cash or cash equivalents, (ii) to the extent provided by the Committee at or after the time of grant, by actual delivery or attestation to ownership of freely transferable shares of Common Stock already owned and held by the Participant or in any combination of cash and shares held by the Participant, (iii) through net share settlement or similar procedure involving the withholding of shares of Common Stock subject to the Option with a value equal to the exercise price, or (iv) by such other means as the Committee may authorize. Except in connection with a transaction or event described in Section 13(b) below, nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under the Plan or options previously granted under any other plan of the Company without stockholder approval. In accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure authorized by the Committee from time to time that permits Participants to exercise Options by delivering irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations. (e) Incentive Stock Options. The exercise price per share of an Incentive Stock Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant, but in no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value per share on the date of grant. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Incentive Stock Option, and (ii) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Participant shall be granted any Incentive Stock Option which would result in such Participant receiving a grant of Incentive Stock Options that would have an aggregate Fair Market Value in

12 excess of $100,000, determined as of the time of grant, that would be exercisable for the first time by such Participant during any calendar year. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. 8. Terms and Conditions of Restricted Shares and Restricted Share Units (a) Restricted Shares. The Committee, in its discretion, may grant or sell Restricted Shares to Eligible Individuals. An Award of Restricted Shares shall consist of one or more shares of Common Stock granted or sold to an Eligible Individual, and shall be subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document. (b) Restricted Share Units. The Committee, in its discretion, may grant Restricted Share Units to Eligible Individuals. A Restricted Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, one or more shares of Common Stock. If and when the forfeiture provisions lapse, the Restricted Share Units shall become shares of Common Stock owned by the corresponding Participant or, at the discretion of the Committee, cash, or a combination of cash and shares of Common Stock, with a value equal to the Fair Market Value of the shares at the time of payment. (c) Vesting Period. At the time of grant of a Restricted Share or Restricted Share Unit, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse. The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c), such Vesting Period shall be not less than three years. 9. Terms and Conditions of Performance Shares and Performance Share Units (a) Performance Shares. The Committee, in its discretion, may grant Performance Shares to Eligible Individuals. Subject to Section 6(g) above, an Award of Performance Shares shall consist of a Target Number of shares of Common Stock granted to an Eligible Individual based on the achievement of Performance Targets over the applicable Performance Period, and shall be subject to the terms, conditions and restrictions set forth in the Plan and the applicable Award Document. (b) Performance Share Units. The Committee, in its discretion, may grant Performance Share Units to Eligible Individuals. Subject to Section 6(h) above, a Performance Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, a Target Number of shares of Common Stock or cash based upon the achievement of Performance Targets over the applicable Performance Period. At the discretion of the Committee, Performance Share Units shall be settled through the delivery of shares of Common Stock or cash, or a combination of cash and shares of Common Stock, with a value equal to the Fair Market Value of the shares of Common Stock as of the last day of the applicable Performance Period. (c) Performance Period. At the time of grant of a Performance Share Unit or Performance Share, the Committee shall, in its discretion, establish a Performance Period. The

13 Performance Targets applicable to each Performance Period shall be measured over a period of not less than one year. 10. Stock Appreciation Rights (a) General. The Committee, in its discretion, may grant Stock Appreciation Rights to Eligible Individuals. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Document. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; but in no event shall the grant price of a Stock Appreciation Right be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the grant price of a Substitute Award granted as a Stock Appreciation Right shall be determined in accordance with Section 409A of the Code and may be less 100% of the Fair Market Value. At the discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or shares of Common Stock, or in a combination of cash and shares of Common Stock, having an aggregate Fair Market Value as of the date of exercise equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised over the grant price for such Stock Appreciation Right. (b) Stock Appreciation Rights in Tandem with Options. A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option. Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise. (c) Vesting Period. At the time of grant of a Stock Appreciation Right, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse. The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c), such Vesting Period shall be not less than three years. (d) Term. A Stock Appreciation Right shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Stock Appreciation Right, and the Committee may extend the term of a Stock Appreciation Right after the time of grant; provided, however, that the term of a Stock Appreciation Right may in no event extend beyond the 10th anniversary of the date of grant of such Stock Appreciation Right.

14 11. Other Awards The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of shares of Common Stock, for the acquisition or future acquisition of shares of Common Stock, or any combination thereof. At the time of grant, the Committee shall, in its discretion, establish a Vesting Period during which the forfeiture provisions may lapse. The Vesting Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c), such Vesting Period shall not be less than three years. 12. Tax Withholding (a) Withholding Generally. Whenever shares of Common Stock are to be issued in satisfaction of an Award granted under the Plan, the Company or a Subsidiary may require the Participant to remit to the Company or a Subsidiary an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of book entry (or any certificate(s)) for the shares of Common Stock. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. (b) Common Stock Withholding. Subject to approval by the Committee, and prior to the Company’s adoption of ASU 2016-09, Compensation – Stock Compensation (Topic 718) dated March 2016 (“ASU 2016-09”), the Company may allow a Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the shares of Common Stock to be issued that number of whole shares of Common Stock having a Fair Market Value that would satisfy the withholding amount due (determined as of the date the amount of tax to be withheld is to be determined). Subject to approval by the Committee, and subsequent to the Company’s adoption of ASU 2016-09, the Company may allow a Participant to satisfy up to the lesser of (i) the maximum statutory rate in the Participant’s applicable jurisdiction or (ii) the amount required by applicable tax laws and regulations, by electing to have the Company withhold from the shares of Common Stock to be issued that number of whole shares of Common Stock having a Fair Market Value that would satisfy the withholding amount due (determined as of the date the amount of tax to be withheld is to be determined). 13. No Restriction on Right of Company to Effect Corporate Changes (a) Authority of the Company and Stockholders. The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

15 (b) Change in Capitalization. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5 above, including the maximum number of shares available under the special limits provided for in Section 5(c), shall be equitably adjusted in the manner deemed necessary by the Committee in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, partial or complete liquidation, reclassification, consolidation, extraordinary dividend, split-up, spin-off, combination, separation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event or distribution of stock or property of the Company affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the exercise price per share (or the grant price as the case may be), if any, under any outstanding Award shall be equitably adjusted in the manner deemed necessary by the Committee (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject. 14. Application of Funds The proceeds received by the Company from the sale of Common Stock pursuant to Awards will be used for general corporate purposes. 15. Exchange Act Notwithstanding anything contained in the Plan or any Award Document under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a Change in Control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days. 16. No Right to Employment No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of such Eligible Individual at any time. 17. Awards to Individuals Subject to Non-U.S. Jurisdictions To the extent that Awards under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States,

16 the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States. 18. Term of the Plan Unless earlier terminated pursuant to Section 20 below, the Plan shall terminate on the 10th anniversary of the Amended Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the 10th anniversary of the Amended Effective Date. 19. Effective Date The Plan shall become effective on the Amended Effective Date; provided, however, that if the Plan is not approved by the stockholders upon submission to them for approval at the 2017 annual meeting, the Plan shall continue to operate as approved by the stockholders of the Company on the Original Effective Date. 20. Amendment and Termination (a) Amendment. Subject to applicable laws, rules and regulations, the Board or the Committee may at any time terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension of the Plan (i) will be effective without the approval of the stockholders of the Company if such approval is required under applicable laws, rules and regulations, including the rules of the New York Stock Exchange and (ii) shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable to (x) comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations, (y) take into account unusual or nonrecurring events or market conditions (including, without limitation, the events described in Section 13(b) of the Plan), or (z) take into account significant acquisitions or dispositions of assets or other property by the Company (b) Repricings. The Committee may not effect a Repricing of any Option or Stock Appreciation Right granted under the Plan without the approval of the Company’s shareholders. In addition, no Option or Stock Appreciation Right may be repurchased or otherwise cancelled in exchange for cash or other property (except in connection with a change in the Common Stock or the capitalization of the Company as provided in Section 13(b) above) if the exercise price of the Option or the grant price of the Stock Appreciation Right is equal to or less than the Fair Market Value of the Common Stock at the time of such repurchase or exchange without the approval of the Company’s shareholders.

17 21. Transferability No Award shall be transferable other than by last will and testament or by the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order. 22. Section 162(m) of the Code The Plan is intended to comply in all respects with Section 162(m) of the Code; provided, however, that in the event the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to a particular Award, compliance with Section 162(m) of the Code will not be required. In addition, if any provision of this Plan would cause Awards that are intended to constitute “qualified performance-based compensation” as defined in Treasury Regulation Section 1.162-27(e) or any successor provision, to fail to so qualify, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect. 23. Section 409A of the Code To the extent applicable, the Plan and Award Documents shall be interpreted in accordance with Section 409A of the Code and interpretive guidance issued thereunder. If the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Document evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. Notwithstanding any contrary provision in the Plan or an Award Document, if the Committee determines that any provision of the Plan or an Award Document contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an Award to be subject to additional taxes, accelerated taxation, interest and/or penalties under Section 409A of the Code, the Committee may modify or amend such provision of the Plan or Award Document without consent of the Participant in any manner it deems reasonable or appropriate. In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the guidance promulgated thereunder. 24. Satisfaction of Obligations Subject to applicable laws, rules and regulations, the Company may apply any cash, shares of Common Stock, securities or other consideration received upon exercise or settlement of an Award to any obligations a Participant owes to the Company and the Subsidiaries in connection with the Plan or otherwise. 25. Recoupment Any Awards granted under the Plan shall be subject to any clawback or recoupment policies and procedures that are required under applicable law, rule or regulation or Company policy as enacted, adopted or modified from time to time.

18 26. Award Document In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency. 27. Governing Law Except as to matters of federal law, the Plan, the Award Document and all actions taken thereunder shall be construed in accordance with and shall be subject to the laws of the State of Florida.

ANNEX A 19 Financial Performance Measures Assets Net income Basic or diluted earnings per share Net income before asset impairment charges and certain other expenses Basic or diluted earnings per share growth Gross or Net revenue Basic or diluted earnings per share before asset impairment charges and certain other expenses Operating cash flow Basic or diluted earnings per share growth before asset impairment charges and certain other expenses Operating cash flow before certain other expenses Capital expenditures Operating income Cash flow Operating income growth Cash flow return on investment Operating margin Cash value added Operating income before asset impairment charges and certain other expenses Contract backlog Operating revenue Contract revenues Pre-tax income Days sales outstanding (accounts receivable) Pre-tax income before asset impairment charges and certain other expenses Days sales outstanding (accounts receivable and work in progress) Pre-tax operating income Debt-free working capital Return on assets Working capital Return on equity Debt level Return on invested capital Earnings before interest and taxes Return on investment Earnings before interest, taxes, depreciation and amortization Return on net assets Earnings before interest and taxes, asset impairment charges and certain other expenses Return on tangible net assets Earnings before interest, taxes, depreciation and amortization, asset impairment charges and certain other expenses Return on tangible net worth Economic value added Revenue growth Cost of capital Share price Effective tax rate Tangible net assets Expense management Tangible net worth

ANNEX A 20 Free cash flow Gross margin Market capitalization Total shareholder return Non-Financial Performance Measures Customer or employee satisfaction Objective individual performance goals Development and execution of strategic initiatives Safety performance

AMENDMENT TO THE DYCOM INDUSTRIES, INC. 2012 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED EFFECTIVE AS OF NOVEMBER 21, 2017 This Amendment (the “Amendment”) to the Dycom Industries, Inc. 2012 Long-Term Incentive Plan, as Amended and Restated Effective as of November 21, 2017 (the “Plan”), is made effective as of the 21st day of May, 2019, by Dycom Industries, Inc., a Florida corporation (the “Company”), subject to approval by the Company’s shareholders at the 2019 Annual Meeting of Shareholders. 1. Amendment to Section 5(a) of the Plan. The first sentence of Section 5(a) of the Plan is deleted and replaced with the following: (a) Plan Limit. Subject to adjustment in accordance with Section 13(b) of the Plan, the maximum number of shares of Common Stock that may be awarded for all purposes under the Plan shall be 4,415,000 shares (the “Plan Limit”). 2. Continued Effect. Except as set forth herein, the Plan shall remain unchanged and in full force and effect.